UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 15, 2013

Date of Report (Date of earliest event reported)

TARGA RESOURCES PARTNERS LP

(Exact name of Registrant as specified in its charter)

Delaware	001-33303	65-1295427
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1000 Louisiana Street, Suite 4300

Houston, TX 77002

(Address of principal executive offices)

(713) 584-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 16, 2013, the Board of Directors (the “Board”) of Targa Resources GP LLC (the “General Partner”) approved a revised form of the award agreement that will govern Performance Unit awards (the “TRP Performance Unit Grant Agreement”) that may be granted in the future pursuant to the Targa Resources Partners Long-Term Incentive Plan (the “TRP LTIP”). The Board also approved an amendment to Performance Unit awards that had previously been granted pursuant to the TRP LTIP during 2011, 2012, and 2013 and were outstanding as of July 1, 2013 (the “TRP Amendment to Outstanding Performance Unit Awards”). The TRP LTIP was filed as Exhibit 10.2 to the Registration Statement on Form S-1/A (File No. 333-138747) for Targa Resources Partners LP (the “Partnership”), filed on February 1, 2007 (the “Partnership’s Registration Statement”), and the prior form of award agreement for Performance Unit awards granted under the TRP LTIP was filed as Exhibit 10.2 to the Partnership’s Current Report on Form 8-K filed on February 18, 2011.

On July 15, 2013, the Compensation Committee (the “Committee”) of the Board of Directors of Targa Resources Corp. (the “Company”), the indirect parent of the General Partner, which is the general partner of the Partnership, approved an amendment (the “First Amendment”) to the Targa Resources Investments Inc. Long-Term Incentive Plan, now known as the Targa Resources Corp. Long-Term Incentive Plan (the “TRC LTIP”). The Committee also approved a revised form of the award agreement that will govern Performance Unit awards (the “TRC Performance Unit Grant Agreement”) that may be granted in the future pursuant to the TRC LTIP, as well as an amendment to Performance Unit awards that had previously been granted pursuant to the TRC LTIP during 2011 and 2012 and were outstanding as of July 1, 2013 (the “TRC Amendment to Outstanding Performance Unit Awards”). The TRC LTIP was filed as Exhibit 10.9 to the Partnership’s Registration Statement, and the prior form of award agreement for Performance Unit awards granted under the TRC LTIP was filed as Exhibit 10.2 to the Partnership’s Current Report on Form 8-K filed on December 7, 2009.

The following descriptions of the TRP Performance Unit Grant Agreement, the TRP Amendment to Outstanding Performance Units, the First Amendment, the TRC Performance Unit Grant Agreement, and the TRC Amendment to Outstanding Performance Units are qualified in their entirety by reference to the TRP Performance Unit Grant Agreement, the TRP Amendment to Outstanding Performance Units, the First Amendment, the TRC Performance Unit Grant Agreement, and the TRC Amendment to Outstanding Performance Units, copies of which are attached as exhibits 10.1, 10.2, 10.3, 10.4, and 10.5, respectively, and are incorporated herein by reference.

TRP Performance Unit Grant Agreement. The Board adopted the TRP Performance Unit Grant Agreement to evidence Performance Unit awards that may be granted in the future under the TRP LTIP. In addition to being subject to all the general terms and conditions of the TRP LTIP, this grant agreement provides for performance units which are linked to the relative performance of the Partnership’s common units during a pre-determined performance period that the Board has the discretion to establish with respect to each granted award. The amounts vesting under such awards are dependent on the Partnership’s performance compared to a peer group consisting of the Partnership and 12 other publicly traded partnerships (provided that the awardee remains continuously employed with the Company or its affiliates or satisfies other service-related criteria through the end of the performance period, except in the case of the awardee’s termination due to his death or disability, or due to an involuntary termination by the Company or its affiliates without “cause,” as such term is defined in the grant agreement). The Board has the ability to modify the peer-group in the event a peer company is no longer determined to be one of the Partnership’s peers. The awards are subject to settlement in the Partnership’s common units, with the number of such units payable under the award to be calculated by multiplying the number of the Partnership’s common units subject to such award by a performance percentage, which may range from 0% to 150%, depending on the Partnership’s performance over the performance period compared to the peer group. In addition, upon vesting of the Performance Unit award, the awardee is entitled to receive a cash payment equal to the dividend equivalents paid with respect to the number of performance units subject to such award, multiplied by the performance percentage described in the foregoing sentence.

TRP Amendment to Outstanding Performance Unit Awards. The Board also approved the Amendment to Outstanding Performance Unit Awards, which amends Performance Unit awards previously granted under the TRP LTIP during 2011, 2012, and 2013 that remained outstanding as of July 1, 2013 to add alternative service-based criteria to the vesting schedule under the awards and to provide that the total return of each member of the peer group be calculated with reference to the 10-day average closing price of the common unit of each peer group member for the 10 trading days ending on the last day of the performance period, rather than the 10-day average closing price for the previous 10 trading days ending on the date that is 15 days prior to the end of the performance period.

First Amendment. The Committee approved the First Amendment to provide that the cash settlement value upon vesting of any Performance Unit granted under the TRC LTIP on or after July 15, 2013 be calculated with reference to the same closing price used to determine the relative performance of each member of the peer group, which is the 10-day average closing price for the previous 10 trading days ending on the last day of the performance period.

TRP Performance Unit Grant Agreement under TRC LTIP. The Committee adopted the TRP Performance Unit Grant Agreement to evidence Performance Unit awards that may be granted in the future under the TRC LTIP. In addition to being subject to all the general terms and conditions of the TRC LTIP, this grant agreement provides for performance units which are cash-settled awards linked to the relative performance of the Partnership’s common units during a pre-determined performance period that the Committee has the discretion to establish with respect to each granted award. The amounts vesting under such awards are dependent on the Partnership’s performance compared to a peer group consisting of the Partnership and 12 other publicly traded partnerships (provided that the awardee remains continuously employed with the Company or its affiliates or satisfies other service-related criteria through the end of the performance period, except in the case of the awardee’s termination due to his death or disability, or due to an involuntary termination by the Company or its affiliates without “cause,” as such term is defined in the grant agreement). The Committee has the ability to modify the peer-group in the event a peer company is no longer determined to be one of the Partnership’s peers. The cash settlement value of each performance unit award will be the 10-day average closing price of a common unit of the Partnership for the 10 trading days ending on the last day of the performance period under the award (plus associated distributions over the performance period), the sum of which is multiplied by a performance percentage which may range from 0% to 150%, depending on the Partnership’s performance over the performance period compared to the peer group.

TRC Amendment to Outstanding TRP Performance Unit Awards. The Committee also approved the TRC Amendment to Outstanding TRP Performance Unit Awards, which amends Performance Unit awards previously granted under the TRC LTIP during 2011 and 2012 that remained outstanding as of July 1, 2013 to add alternative service-based criteria to the vesting schedule under the awards and to provide that the total return of each member of the peer group be calculated with reference to the 10-day average closing price of the common unit of each peer group member for the 10 trading days ending on the last day of the performance period, rather than the 10-day average closing price for the previous 10 trading days ending on the date that is 15 days prior to the end of the performance period.

Item 9.01. Financial Statements and Exhibits

(a) – (c) Not applicable.

(d) Exhibits.

Exhibit Number	Description

Exhibit 10.1	Targa Resources Partners LP Performance Unit Grant Agreement

Exhibit 10.2	Targa Resources Partners LP Amendment to Outstanding Performance Units

Exhibit 10.3	First Amendment to the Targa Resources Investments Inc. Long-Term Incentive Plan

Exhibit 10.4	Targa Resources Partners LP Performance Unit Grant Agreement under the Targa Resources Corp. Long-Term Incentive Plan

Exhibit 10.5	Targa Resources Corp. Amendment to Targa Resources Partners LP Outstanding Performance Units

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Targa Resources Partners LP

	By:	Targa Resources GP LLC its general partner

Date: July 18, 2013		/s/ Matthew J. Meloy
Matthew J. Meloy
Senior Vice President, Chief Financial Officer and Treasurer